Exhibit 32.2


                           SECTION 1350 CERTIFICATION
                        OF PRINCIPAL FINANCIAL OFFICER OF
                               AMEREN CORPORATION
                         (required by Section 906 of the
                           Sarbanes-Oxley Act of 2002)


In connection with the report on Form 10-Q for the quarterly period ended March 31, 2004 of Ameren Corporation (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q"), I, Warner L. Baxter, chief financial officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: May 10, 2004


                                           /s/ Warner L. Baxter
                                           --------------------------------
                                           Warner L. Baxter
                                           Executive Vice President and
                                           Chief Financial Officer
                                           (Principal Financial Officer)